     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2002
                                                 REGISTRATION NO. 333-83924
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ---------------

                               AMENDMENT NO. 1 TO
                                    FORM S-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            KEY ENERGY SERVICES, INC.
              Co-registrants are listed on the following pages.
            (Exact name of registrant as specified in its charter)

            MARYLAND                               1381                         04-2648081
  (State or other jurisdiction         (Primary Standard Industrial         (I.R.S. Employer
 of incorporation or organization)      Classification Code Number)         Identification No.)


                                  6 DESTA DRIVE
                              MIDLAND, TEXAS 79705
                                 (915) 620-0300
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                 FRANCIS D. JOHN
                              400 SOUTH RIVER ROAD
                          NEW HOPE, PENNSYLVANIA 18938
                                 (215) 862-7900
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                 ---------------
                                   COPIES TO:
          JACK D. LOFTIS, JR.                             SAMUEL N. ALLEN
      KEY ENERGY SERVICES, INC.                       PORTER & HEDGES, L.L.P.
         400 SOUTH RIVER ROAD                        700 LOUISIANA, 35TH FLOOR
     NEW HOPE, PENNSYLVANIA 18938                      HOUSTON, TEXAS 77002
            (215) 862-7900                                (713) 226-0600

                                 ---------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this registration statement becomes effective.

   If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. |_|

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. |_| _________________________

   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_| _______________________


                                                CALCULATION OF REGISTRATION FEE
========================================================================================================================
                                                           PROPOSED MAXIMUM
          TITLE OF EACH CLASS OF                          AGGREGATE OFFERING                       AMOUNT OF
       SECURITIES TO BE REGISTERED                              PRICE(1)                       REGISTRATION FEE(3)
------------------------------------------------------------------------------------------------------------------------
  Debt Securities(2)........................
  Common Stock, par value $.10 per share....
  Preferred Stock(2)........................
  Warrants(2)...............................
  Guarantees of Debt Securities (4).........
========================================================================================================================
       Total................................                 $500,000,000                             $46,000
========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o). The aggregate initial offering price of all securities issued from time to time pursuant to this registration statement will not exceed $500,000,000 or the equivalent thereof in foreign currencies, foreign currency units or composite currencies.

(2) There are being registered hereunder an indeterminate principal amount of Debt Securities, an indeterminate number of shares of Common Stock and Preferred Stock and an indeterminate number of Warrants, including Debt Securities, Common Stock, Preferred Stock and Warrants issuable on conversion, redemption, repurchase, exchange or exercise of the Debt Securities, Preferred Stock or Warrants registered hereunder or pursuant to any applicable antidilution provisions. If any Debt Securities are issued at an original issue discount, then the principal amount of such Debt Securities being registered hereunder shall be such principal amount as shall result in an aggregate initial offering price of up to $500,000,000.

(3) Pursuant to Rule 429, this registration statement contains a combined prospectus that relates to the Registrant's Common Stock, Debt Securities, Preferred Stock and Warrants registered on Registration Statement No. 333-67667 on Form S-4 filed by the Registrant on November 20, 1998 (the "Earlier Registration Statement") pursuant to which $17,151,181 remains to be issued. Fees totaling $4,768.00 covering the previously registered securities were paid by the Registrant upon filing the Earlier Registration Statement and, pursuant to Rule 457(p), will be used to offset the registration fees for this registration statement. Fees totaling $40,065 were paid when this registration statement was first filed. The Registrant is paying additional fees in the amount of $1,167.00 as a result of a decrease in the amount of fees from the Earlier Registration Statement that will be used to offset the fees for this registration statement.

(4)  Pursuant to Rule 457(n), no separate fee for the guarantees is payable.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                         TABLE OF ADDITIONAL REGISTRANTS
                    UNDER REGISTRATION STATEMENT ON FORM S-4

      The following subsidiaries of Key Energy Services, Inc. are co-registrants under this registration statement for the purpose of providing guarantees, if any, of payments on debt securities registered hereunder:

                                                        JURISDICTION OF                       I.R.S.
NAME                                             INCORPORATION OR ORGANIZATION            IDENTIFICATION
----                                             -----------------------------            --------------
Brooks Well Servicing, Inc.                                 Delaware                        75-2739749
Dawson Production Acquisition Corp.                         Delaware                        52-2022906
Dawson Production Management, Inc.                          Delaware                        76-0525388
Dawson Production Partners, L.P.                             Texas                          76-0525389
Dawson Production Taylor, Inc.                              Delaware                        52-2045563
Kalkaska Oilfield Services, Inc.                            Michigan                        38-3083604
Key Energy Drilling, Inc.                                   Delaware                        22-3363468
Key Energy Services -- California, Inc.                     Delaware                        22-3617958
Key Energy Services -- South Texas, Inc.                    Delaware                        22-3594553
Key Four Corners, Inc.                                      Delaware                        22-3530274
Key Rocky Mountain, Inc.                                    Delaware                        22-3530272
Odessa Exploration Incorporated                             Delaware                        06-1377021
Watson Oilfield Service & Supply, Inc.                      Delaware                        22-3582713
Well-Co Oil Service, Inc.                                    Nevada                         75-2513771
WellTech Eastern, Inc.                                      Delaware                        38-3283245
WellTech Mid-Continent, Inc.                                Delaware                        73-1532154
Yale E. Key, Inc.                                            Texas                          75-1074929


                                EXPLANATORY NOTE

The Registrant is filing this amendment to the registration statement for the sole purpose of paying additional fees as a result of a decrease in the amount of fees from its registration statement on Form S-4 (no. 333-67667) that are being used to offset the filing fee for this registration statement.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS. Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any director made a party to any proceeding against judgments, penalties, fines, settlements and reasonable expenses, unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was a result of deliberate dishonesty, (ii) the director actually received an improper personal benefit or
(iii) in a criminal proceeding, the director had reasonable cause to believe the act or omission was unlawful. A director may not be indemnified in any proceeding charging improper personal benefit was improperly received and, in a derivative action, there shall not be indemnification if a director has been adjudged liable to the corporation. A director or officer of a corporation who has been successful in the defense of any proceeding shall be indemnified against reasonable costs incurred in such defense. Indemnification may not be made unless authorized for a specific proceeding after determination by the board of directors, special legal counsel or the stockholders that indemnification is permissible because the director has met the requisite standard of conduct.

      Article Seventh of the Company's Amended and Restated Articles of Incorporation, as amended (the "Charter"), provides that the Company shall indemnify (i) its directors and officers, whether serving the Company or at its request any other entity, to the full extent required or permitted by the Maryland law, including the advance of expenses under the procedures and to the full extent permitted by law and (ii) other employees and agents to such extent permitted by law. The foregoing rights of indemnification are not exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by the Maryland law. Furthermore, no director or officer of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or an officer, except to the extent that exculpation from liability is not permitted under the Maryland law as in effect when such breach occurred. No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the limitations on liability provided to directors and officers with respect to acts or omissions occurring prior to such amendment or repeal.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

(a)   Exhibits

  EXHIBIT NO.                              DESCRIPTION
 ------------   --------------------------------------------------------------
      *4.1      -- Form of Senior Indenture
      *4.2      -- Form of Subordinated Indenture
      *5.1      -- Opinion of Porter & Hedges, L.L.P.
     *12.1      -- Statement Regarding Computation of Ratio of Earnings to
                   Fixed Charges
      23.1      -- Consent of Porter & Hedges, L.L.P. (included in Exhibit 5.1)
     *23.2      -- Consent of KPMG LLP
     *24.1      -- Power of Attorney
     *24.2      -- Power of Attorney for Guarantors
     +25.1      -- Statement of Eligibility of Trustee on Form T-1

---------------

* Previously filed.

+ The Company will file as an exhibit to a current report on Form 8-K any Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of the applicable trustee.

ITEM 22.  UNDERTAKINGS.

      The undersigned registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

                  (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; provided, however, that notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  provided, however, that the undertakings set forth in clauses
                  (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 that are incorporated by reference in this registration statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (4) That, for the purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to
                  Section 15(a) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (5) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

            (6) To supply by means of a post-effective amendment all required information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective; provided, however, that where the transaction in which the securities are being offered pursuant to the registration statement under the Securities Act of 1933 would itself qualify for an exemption from Section 5 of the Securities Act of 1933, absent the existence of other similar (prior or subsequent) transactions, a prospectus supplement could be used to furnish the information necessary in connection with such transaction.

            (7) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of
                  Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under
                  Section 305(b)(2) of the Trust Indenture Act.

            (8) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

            (9)   That every prospectus: (i) that is filed pursuant to paragraph
                  (7) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act of 1933 and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes if determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (10) To supply means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective, except to the extent the staff of the Commission has stated it is not necessary that the information be supplied by means of a post-effective amendment.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                     SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, Key Energy Services, Inc. certifies that it has caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Hope, State of Pennsylvania on April 24, 2002.



                                             KEY ENERGY SERVICES, INC.


                                      By:    /s/ FRANCIS D. JOHN
                                         -----------------------------------
                                                 Francis D. John,
                                          Chairman of the Board, President
                                            and Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.


             SIGNATURES                                  TITLE                                    DATE
   ---------------------------------          ---------------------------------               -------------
          FRANCIS D. JOHN*                    Chairman of the Board, President                April 24, 2002
   ---------------------------------          and Chief Executive Officer
           Francis D. John                    (Principal Executive Officer)


         DAVID J. BREAZZANO*                  Director                                        April 24, 2002
   ---------------------------------
         David J. Breazzano


          KEVIN P. COLLINS*                   Director                                        April 24, 2002
   ---------------------------------
          Kevin P. Collins


         WILLIAM D. FERTIG*                   Director                                        April 24, 2002
   ---------------------------------
          William D. Fertig


         W. PHILLIP MARCUM*                   Director                                        April 24, 2002
   ---------------------------------
          W. Phillip Marcum


          J. ROBINSON WEST*                   Director                                        April 24, 2002
   ---------------------------------
          J. Robinson West


          MORTON WOLKOWITZ*                   Director                                        April 24, 2002
   ---------------------------------
          Morton Wolkowitz


         ROYCE W. MITCHELL*                   Chief Financial Officer and                     April 24, 2002
   ---------------------------------          Chief Accounting Officer
          Royce W. Mitchell


*By:   /s/ JACK D. LOFTIS, JR.
    ------------------------------
          Jack D. Loftis, Jr.
           Attorney-in-Fact



                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, each Guarantor certifies that it has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Hope, State of Pennsylvania on April 24, 2002.

                                    BROOKS WELL SERVICING, INC., DAWSON
                                    PRODUCTION ACQUISITION CORP., DAWSON
                                    PRODUCTION MANAGEMENT, INC., DAWSON
                                    PRODUCTION TAYLOR, INC., KALKASKA OILFIELD
                                    SERVICES, INC., KEY ENERGY DRILLING, INC.,
                                    KEY ENERGY SERVICES -- CALIFORNIA, INC., KEY
                                    ENERGY SERVICES -- SOUTH TEXAS, INC., KEY
                                    FOUR CORNERS, INC., KEY ROCKY MOUNTAIN,
                                    INC., ODESSA EXPLORATION INCORPORATED,
                                    WATSON OILFIELD SERVICE & SUPPLY, INC.,
                                    WELL-CO OIL SERVICE, INC., WELLTECH EASTERN,
                                    INC., WELLTECH MID-CONTINENT, INC., AND YALE
                                    E. KEY, INC.


                             By:           /s/ JACK D. LOFTIS, JR.
                                    -----------------------------------------
                                     Jack D. Loftis, Jr., Vice President


                                      DAWSON PRODUCTION PARTNERS, L.P.


                             By:     DAWSON PRODUCTION MANAGEMENT, INC.
                                    -----------------------------------------
                                           AS SOLE GENERAL PARTNER


                             By:           /s/ JACK D. LOFTIS, JR.
                                    -----------------------------------------
                                     Jack D. Loftis, Jr., Vice President

      Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.


                                           BROOKS WELL SERVICING, INC.


           JOE EUSTACE*                     President (Principal Executive             April 24, 2002
    ----------------------------                       Officer)
           Joe Eustace


         FRANCIS D. JOHN*                              Director                        April 24, 2002
    ----------------------------
         Francis D. John


        ROYCE W. MITCHELL*                    Vice President (Principal                April 24, 2002
    ----------------------------                   Financial Officer)
        Royce W. Mitchell


        PHILLIP M. BURCH*                    Vice President and Treasurer              April 24, 2002
    ----------------------------            (Principal Accounting Officer)
         Phillip M. Burch


*By:   /s/ JACK D. LOFTIS, JR.
    ----------------------------
         Jack D. Loftis, Jr.
          Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.

                                             DAWSON PRODUCTION ACQUISITION CORP.

                                                   President and Director (Principal               April 24, 2002
           JOAN L. DOBRZYNSKI*                             Executive Officer)
    ------------------------------------
           Joan L. Dobrzynski


          VICTORIA L. GARRETT*                                Director                             April 24, 2002
    ------------------------------------
           Victoria L. Garrett


         FRANCIS B. JACOBS, II*                     Vice President, Treasurer and                  April 24, 2002
    ------------------------------------           Director (Principal Accounting
          Francis B. Jacobs, II                               Officer)


           ROYCE W. MITCHELL*                         Vice President (Principal                    April 24, 2002
    ------------------------------------                 Financial Officer)
            Royce W. Mitchell


*By:       /s/ JACK D. LOFTIS, JR.
    ------------------------------------
            Jack D. Loftis, Jr.
             Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.


                                          DAWSON PRODUCTION MANAGEMENT, INC.

          FRANCIS D. JOHN*                   President and Director (Principal               April 24, 2002
      --------------------------                     Executive Officer)
           Francis D. John


         ROYCE W. MITCHELL*                   Vice President and Treasurer                   April 24, 2002
      --------------------------             (Principal Financial Officer and
          Royce W. Mitchell                   Principal Accounting Officer)


*By:       /s/ JACK D. LOFTIS, JR.
      --------------------------
            Jack D. Loftis, Jr.
             Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.

                                       DAWSON PRODUCTION PARTNERS, L.P.
                        BY: DAWSON PRODUCTION MANAGEMENT, INC. AS SOLE GENERAL PARTNER


          FRANCIS D. JOHN*                   President and Director (Principal               April 24, 2002
      --------------------------                    Executive Officer)
           Francis D. John


         ROYCE W. MITCHELL*                    Vice President and Treasurer                  April 24, 2002
      --------------------------             (Principal Financial Officer and
          Royce W. Mitchell                   Principal Accounting Officer)


*By:   /s/ JACK D. LOFTIS, JR.
      --------------------------
          Jack D. Loftis, Jr.
          Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.

                                          DAWSON PRODUCTION TAYLOR, INC.


                                           President and Director (Principal             April 24, 2002
         JOAN L. DOBRZYNSKI*                       Executive Officer)
    ------------------------------
         Joan L. Dobrzynski


        VICTORIA L. GARRETT*                            Director                         April 24, 2002
    ------------------------------
         Victoria L. Garrett


       FRANCIS B. JACOBS, II*                Vice President, Treasurer and               April 24, 2002
    ------------------------------          Director (Principal Accounting
        Francis B. Jacobs, II                          Officer)


         ROYCE W. MITCHELL*                    Vice President (Principal                 April 24, 2002
    ------------------------------                Financial Officer)
          Royce W. Mitchell


*By:   /s/ JACK D. LOFTIS, JR.
    ------------------------------
          Jack D. Loftis, Jr.
           Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.

                                        KALKASKA OILFIELD SERVICES, INC.


         PHIL ALTMAN*                       President (Principal Executive                April 24, 2002
    ------------------------------                     Officer)
          Phil Altman


       FRANCIS D. JOHN*                                Director                           April 24, 2002
    ------------------------------
        Francis D. John


      ROYCE W. MITCHELL*                      Vice President (Principal                   April 24, 2002
    ------------------------------                Financial Officer)
       Royce W. Mitchell


       PHILLIP M. BURCH*                     Vice President and Treasurer                 April 24, 2002
    ------------------------------          (Principal Accounting Officer)
       Phillip M. Burch


*By:   /s/ JACK D. LOFTIS, JR.
    ------------------------------
          Jack D. Loftis, Jr.
          Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.

                                           KEY ENERGY DRILLING, INC.


       STEVEN A. RICHARDS*                  President (Principal Executive            April 24, 2002
    ------------------------------                     Officer)
       Steven A. Richards


        FRANCIS D. JOHN*                               Director                       April 24, 2002
    ------------------------------
         Francis D. John


       ROYCE W. MITCHELL*                     Vice President (Principal               April 24, 2002
    ------------------------------               Financial Officer)
        Royce W. Mitchell


        PHILLIP M. BURCH*                    Vice President and Treasurer             April 24, 2002
    ------------------------------          (Principal Accounting Officer)
        Phillip M. Burch


*By:   /s/ JACK D. LOFTIS, JR.
    ------------------------------
         Jack D. Loftis, Jr.
          Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.

                                          KEY ENERGY SERVICES -- CALIFORNIA, INC.

        JAMES D. FLYNT*                        President (Principal                 April 24, 2002
    ----------------------------                Executive Officer)
        James D. Flynt


       FRANCIS D. JOHN*                              Director                       April 24, 2002
    ----------------------------
        Francis D. John


      ROYCE W. MITCHELL*                          Vice President                    April 24, 2002
    ----------------------------           (Principal Financial Officer)
       Royce W. Mitchell


       PHILLIP M. BURCH*                   Vice President and Treasurer             April 24, 2002
    ----------------------------          (Principal Accounting Officer)
       Phillip M. Burch


*By:  /s/ JACK D. LOFTIS, JR.
    ----------------------------
        Jack D. Loftis, Jr.
         Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.

                                          KEY ENERGY SERVICES -- SOUTH TEXAS, INC.


         JOE EUSTACE*                      President (Principal Executive                April 24, 2002
    --------------------------                        Officer)
          Joe Eustace


       FRANCIS D. JOHN*                               Director                           April 24, 2002
    --------------------------
        Francis D. John


      ROYCE W. MITCHELL*                           Vice President                        April 24, 2002
    --------------------------              (Principal Financial Officer)
       Royce W. Mitchell


       PHILLIP M. BURCH*                    Vice President and Treasurer                 April 24, 2002
    --------------------------             (Principal Accounting Officer)
       Phillip M. Burch


*By:  /s/ JACK D. LOFTIS, JR.
    --------------------------
        Jack D. Loftis, Jr.
          Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.


                                           KEY FOUR CORNERS, INC.


          RON FELLABAUM*                       President (Principal                    April 24, 2002
      ---------------------------               Executive Officer
           Ron Fellabaum


         FRANCIS D. JOHN*                            Director                          April 24, 2002
      ---------------------------
          Francis D. John


        ROYCE W. MITCHELL*                  Vice President (Principal                  April 24, 2002
      ---------------------------               Financial Officer)
         Royce W. Mitchell


         PHILLIP M. BURCH*                 Vice President and Treasurer                April 24, 2002
      ---------------------------         (Principal Accounting Officer)
         Phillip M. Burch


*By:    /s/ JACK D. LOFTIS, JR.
      ---------------------------
          Jack D. Loftis, Jr.
           Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.

                                        KEY ROCKY MOUNTAIN, INC.


           JACK HARTNETT*                President (Principal Executive                April 24, 2002
     -------------------------                    Officer)
            Jack Hartnett


          FRANCIS D. JOHN*                          Director                           April 24, 2002
     -------------------------
           Francis D. John

         ROYCE W. MITCHELL*                 Vice President (Principal                  April 24, 2002
     -------------------------                 Financial Officer)
          Royce W. Mitchell


          PHILLIP M. BURCH*               Vice President and Treasurer                 April 24, 2002
     -------------------------           (Principal Accounting Officer)
          Phillip M. Burch


*By:  /s/ JACK D. LOFTIS, JR.
     -------------------------
         Jack D. Loftis, Jr.
          Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.

                                         ODESSA EXPLORATION INCORPORATED


             BRUCE LOWE*                               President                         April 24, 2002
    ----------------------------                 and Treasurer (Principal
             Bruce Lowe                 Executive Officer and Principal Accounting
                                                        Officer)


          FRANCIS D. JOHN*                              Director                         April 24, 2002
    ----------------------------
           Francis D. John


         ROYCE W. MITCHELL*                    Vice President (Principal                 April 24, 2002
    ----------------------------                   Financial Officer)
          Royce W. Mitchell


*By:  /s/ JACK D. LOFTIS, JR.
    ----------------------------
        Jack D. Loftis, Jr.
         Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.


                                           WATSON OILFIELD SERVICE & SUPPLY, INC.


           JACK HARTNETT*                  President (Principal Executive                  April 24, 2002
     ---------------------------                     Officer)
            Jack Hartnett


          FRANCIS D. JOHN*                            Director                             April 24, 2002
     ---------------------------
           Francis D. John


         ROYCE W. MITCHELL*                   Vice President (Principal                    April 24, 2002
     ---------------------------           Financial Officer) and Director
          Royce W. Mitchell


          PHILLIP M. BURCH*                 Vice President and Treasurer                   April 24, 2002
     ---------------------------           (Principal Accounting Officer)
          Phillip M. Burch


*By:   /s/ JACK D. LOFTIS, JR.
     ---------------------------
         Jack D. Loftis, Jr.
          Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.

                                               WELL-CO OIL SERVICE, INC.


         JAMES J. BYERLOTZER*                President (Principal Executive              April 24, 2002
      ---------------------------                      Officer)
          James J. Byerlotzer


           FRANCIS D. JOHN*                             Director                         April 24, 2002
      ---------------------------
            Francis D. John

           ROYCE W.MITCHELL*                    Vice President (Principal                April 24, 2002
      ---------------------------                   Financial Officer)
           Royce W. Mitchell


             MATT SIMMONS*                   Treasurer (Principal Accounting             April 24, 2002
      ---------------------------                        Officer)
             Matt Simmons


*By:    /s/ JACK D. LOFTIS, JR.
      ---------------------------
          Jack D. Loftis, Jr.
           Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.


                                          WELLTECH EASTERN, INC.

        MICHAEL R. FURROW*               President (Principal Executive              April 24, 2002
     -------------------------                     Officer)
         Michael R. Furrow


         FRANCIS D. JOHN*                           Director                         April 24, 2002
     -------------------------
          Francis D. John


        ROYCE W. MITCHELL*                 Vice President (Principal                 April 24, 2002
     -------------------------                 Financial Officer)
         Royce W. Mitchell


         PHILLIP M. BURCH*                Vice President and Treasurer               April 24, 2002
     -------------------------           (Principal Accounting Officer)
         Phillip M. Burch


*By:   /s/ JACK D. LOFTIS, JR.
     -------------------------
         Jack D. Loftis, Jr.
           Attorney-in-Fact


           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.


                                               WELLTECH MID-CONTINENT, INC.


           MICHAEL R. FURROW*               President (Principal Executive                April 24, 2002
      ---------------------------                     Officer)
            Michael R. Furrow


            FRANCIS D. JOHN*                           Director                           April 24, 2002
      ---------------------------
             Francis D. John

           ROYCE W. MITCHELL*                  Vice President (Principal                  April 24, 2002
      ---------------------------                   Financial Officer)
            Royce W. Mitchell


              JAMES BURGE*                  Treasurer (Principal Accounting               April 24, 2002
      ---------------------------                     Officer)
               James Burge


*By:   /s/ JACK D. LOFTIS, JR.
      ---------------------------
          Jack D. Loftis, Jr.
           Attorney-in-Fact



           Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement on Form S-4 has been signed below by the following persons in the capacities and on the dates indicated.


                                                     YALE E. KEY, INC.


            TOMMY PIPES*                  President (Principal Executive             April 24, 2002
      -------------------------                      Officer)
             Tommy Pipes


          FRANCIS D. JOHN*                           Director                        April 24, 2002
      -------------------------
           Francis D. John


         ROYCE W. MITCHELL*                  Vice President (Principal               April 24, 2002
      -------------------------                  Financial Officer)
          Royce W. Mitchell


          PHILLIP M. BURCH*                Vice President and Treasurer              April 24, 2002
      -------------------------           (Principal Accounting Officer)
          Phillip M. Burch


*By:   /s/ JACK D. LOFTIS, JR.
      -------------------------
          Jack D. Loftis, Jr.
           Attorney-in-Fact


                                    EXHIBITS


    EXHIBIT NO.                         DESCRIPTION
   ------------  -------------------------------------------------------------
        *4.1     -- Form of Senior Indenture
        *4.2     -- Form of Subordinated Indenture
        *5.1     -- Opinion of Porter & Hedges, L.L.P.
       *12.1     -- Statement Regarding Computation of Ratio of Earnings to
                    Fixed Charges
        23.1     -- Consent of Porter & Hedges, L.L.P. (included in Exhibit 5.1)
       *23.2     -- Consent of KPMG LLP
       *24.1     -- Power of Attorney
       *24.2     -- Power of Attorney for Guarantors
       +25.1     -- Statement of Eligibility of Trustee on Form T-1


 -------------------------

* Previously filed.

+ The Company will file as an exhibit to a current report on Form 8-K any Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, of the applicable trustee.